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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 October 9, 2006


                          GROEN BROTHERS AVIATION, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-18958


               Nevada                                       87-489865
  (State or other jurisdiction of                 (IRS Employer Identification
           incorporation)                                    Number)


                            2640 W. California Avenue
                           Salt Lake City, Utah 84104
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (801) 973-0177

   Former name or former address, if changed since last report: Not Applicable
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             ITEM 8.01 OTHER EVENTS

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The  Company  has  announced  the death on October 9, 2006 of H. Jay Groen,  the
Chairman of the Company's Board of Directors. A copy of the Company's press release announcing Mr. Groen's death is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.



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                   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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Exhibits

         99.1     Press release dated October 12, 2006


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                                   SIGNATURES

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         Pursuant to the  requirements  of the Securities  Exchange of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2006               GROEN BROTHERS AVIATION, INC.


                                       By: /s/ David Groen
                                       -----------------------------------------
                                           David Groen
                                           President and Chief Executive Officer
                                           (Principal Executive Officer)




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